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                                                                   EXHIBIT 10.29

                            SIXTH AMENDMENT TO LEASE


                  This SIXTH AMENDMENT TO LEASE (hereinafter called "SIXTH AMENDMENT") is made and entered into as of the 25th day of April, 2002 by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("LANDLORD"), and EDISON BROTHERS STORES, INC., a Delaware corporation ("TENANT").

                                   WITNESSETH:

                  WHEREAS, Landlord and Tenant entered into a certain Standard Office Lease dated September 30, 1998, as amended by that certain First Amendment to Lease dated as of November 18, 1999 and as further amended by that certain Second Amendment to Lease dated as of June 30, 2001 and as further amended by that certain Third Amendment to Lease dated as of March 5, 2001 and as further amended by that certain Fourth Amendment to Lease dated as of May 25, 2001 and as further amended by that certain Fifth Amendment to Lease dated as of November 26, 2001 (as so amended, the "LEASE") for certain premises (as more fully described therein, the "PREMISES") located in the building known and numbered as 501 North Broadway, St. Louis, Missouri; and

                  WHEREAS, on March 9, 1999, Tenant commenced voluntary reorganization proceedings under Chapter 11 of the United States Bankruptcy Code (the "BANKRUPTCY CODE") in the United States Bankruptcy Court (the "BANKRUPTCY COURT") for the District of Delaware (Case No. 99-529 (MFW)), which proceedings were subsequently converted, by order of the Bankruptcy Court dated July 5, 2000, to a case under Chapter 7 of the Bankruptcy Code (the "CASE"); and

                  WHEREAS, Tenant desires to further extend the term of the Lease and its occupancy of the Premises and Landlord is agreeable to such extension; and

                  WHEREAS, words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto acknowledge and agree as follows:

                  1. Amendment of Lease. Landlord and Tenant agree to amend the Lease on and subject to the terms and conditions set forth herein, as follows:



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                           a. Amendment to Section 3.1. Section 3.1 of the Lease
                           is hereby amended to effectuate an extension of the Term of the Lease by deleting the words "June 30, 2002" at the end of the last grammatical sentence thereof and substituting therefor the words
                           "September 30, 2002".

                  2. Miscellaneous.

                  a. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature.

                  b. Except as expressly amended and modified hereby, all of the terms and provisions of this Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

                  c. This Sixth Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  3. Effectiveness. This Sixth Amendment shall be effective at such time as the Bankruptcy Court issues an order approving this Sixth Amendment and such order has become final and nonappealable. Tenant covenants to proceed in good faith and with all due diligence to file and prosecute an appropriate motion with the Bankruptcy Court in order to obtain the Bankruptcy Court's approval of this Sixth Amendment and ratification of Tenant's execution and delivery hereof. Such motion shall be filed with the Bankruptcy Court not later than five (5) business days after Tenant's receipt of a fully-executed copy of this Sixth Amendment and Tenant shall request a hearing date thereon of not later than thirty (30) days from the date of filing of such motion. In the event Tenant's motion to approve and ratify this Sixth Amendment is denied, or in the event an order approving and ratifying this Sixth Amendment is not entered in the Case by June 30, 2002, the Lease shall automatically terminate effective June 30, 2002 without any further action by Landlord or Tenant hereunder. Tenant acknowledges that Tenant's covenant to prosecute the foregoing motion is a material inducement to Landlord to enter into this Sixth Amendment. Tenant further acknowledges that Landlord's accommodation of Tenant's continuing need for space in Landlord's building beyond the earlier negotiated termination date of the Lease has been of direct benefit to Tenant's and Tenant's bankruptcy estate.


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                  IN WITNESS WHEREOF, Landlord and Tenant have respectively
signed this Sixth Amendment to Lease as of the day and year first written above.

                        LANDLORD:

                        EBS BUILDING, L.L.C.

                        By: PricewaterhouseCoopers LLP, as Manager


                        By:      /s/ KEITH F. COOPER
                           --------------------------------------------------
                        Name:    Keith F. Cooper
                             ------------------------------------------------
                        Title:   Partner
                              -----------------------------------------------

                        Date:    April 29, 2002
                             ------------------------------------------------

                        TENANT:

                        EDISON BROTHERS STORES, INC.


                        By:      /s/ ALAN M. JACOBS
                             ------------------------------------------------
                        Name:    Alan M. Jacobs
                                 Chapter 7 Trustee of the Estate of Edison
                                 Brothers Stores, Inc.

                        Date:    April 25, 2002
                             ------------------------------------------------



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